VARIABLE ANNUITY SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.4%

Standard-Pacific Corp.†

27,606

$

134,165

Gymboree Corp.*

3,305

131,803

INFORMATION TECHNOLOGY 24.2%

Coinstar, Inc.*†

4,455

125,364

Bankrate, Inc.*†

3,754

$

187,278

Volcom, Inc.*†

6,130

123,887

j2 Global Communications,

K-Swiss, Inc. — Class A†

7,095

112,243

Inc.*†

8,270

184,586

Pool Corp.†

5,890

111,262

Wright Express Corp.*†

5,200

159,796

Tractor Supply Co.*†

2,521

99,630

Websense, Inc.*†

7,710

144,562

P.F. Chang's China Bistro,

Epicor Software Corp.*†

12,490

139,888

Inc.*†

3,420

97,265

Flir Systems, Inc.*†

4,440

133,600

Pre-Paid Legal Services,

Ansoft Corp.*†

4,320

131,846

Inc.*†

2,219

94,108

Quality Systems, Inc.†

4,202

125,514

Papa John's International,

Faro Technologies, Inc.*

3,320

103,518

Inc.*†

3,755

90,909

Netgear, Inc.*†

5,116

102,064

Drew Industries, Inc.*

3,695

90,380

United Online, Inc.†

9,310

98,314

Sonic Corp.*†

3,948

87,014

Factset Research Systems,

Arbitron, Inc.†

1,970

85,025

Inc.†

1,821

98,097

CEC Entertainment, Inc.*†

2,908

83,983

DealerTrack Holdings, Inc.*†

4,590

92,810

CROCS, Inc.*†

4,440

77,567

Sonic Solutions, Inc.*†

9,469

91,376

Zumiez, Inc.*†

4,890

76,724

SPSS, Inc.*

2,330

90,357

Bright Horizons Family

Intevac, Inc.*

6,838

88,552

Solutions, Inc.*†

1,761

75,793

Concur Technologies, Inc.*†

2,610

81,040

Dress Barn, Inc.*†

5,815

75,246

Scansource, Inc.*†

2,193

79,365

Hibbett Sports Inc.*†

4,846

74,822

Secure Computing Corp.*

12,300

79,335

Polaris Industries, Inc.†

1,800

73,818

CACI International, Inc. —

Stamps.com, Inc.*

6,620

67,921

Class A*†

1,706

77,708

Jos. A. Bank Clothiers,

Blackbaud, Inc.

3,188

77,405

Inc.*†

3,277

67,178

Smith Micro Software, Inc.*†

11,880

72,706

Shuffle Master, Inc.*†

12,349

66,067

Tyler Technologies, Inc.*†

5,175

72,347

Monarch Casino & Resort,

EPIQ Systems, Inc.*

4,505

69,918

Inc.*†

3,402

60,249

InfoSpace, Inc.

6,010

69,536

Christopher & Banks Corp.†

5,572

55,664

Comtech Telecommunications

Deckers Outdoor Corp.*

465

50,136

Corp.*†

1,779

69,381

Fossil, Inc.*†

1,638

50,025

Micros Systems, Inc.*†

1,920

64,627

Select Comfort Corp.*†

13,890

50,004

Ansys, Inc.*†

1,752

60,479

LKQ Corp.*†

1,970

44,266

Daktronics, Inc.†

3,100

55,521

Universal Technical Institute,

Trimble Navigation Ltd.*†

1,760

50,318

Inc.*

3,720

43,636

LoJack Corp.*

3,900

49,296

WMS Industries, Inc.*†

1,068

38,416

Brightpoint, Inc.*

5,330

44,559

Total Consumer Discretionary

__________

3,130,376

Diodes, Inc.*†

1,937

42,537

Stratasys, Inc.*

2,110

37,558

HEALTH CARE 18.9%

ViaSat, Inc.*

1,520

33,014

HealthExtras, Inc.*

6,834

169,757

Total Information Technology

__________

3,158,808

LifeCell Corp.*†

3,990

167,700

Martek Biosciences Corp.*†

5,390

164,772

CONSUMER DISCRETIONARY 24.0%

Palomar Medical

Stage Stores, Inc.†

10,533

170,635

Technologies, Inc.*†

9,695

146,394

Meritage Homes Corp.*†

8,671

167,524

LHC Group, Inc.*†

7,230

121,464

PetMed Express, Inc.*†

12,533

138,991

inVentiv Health, Inc.*†

4,020

115,816

Panera Bread Co. — Class

LCA-Vision, Inc.†

9,130

114,125

A*†

3,310

138,656

1

VARIABLE ANNUITY SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Integra LifeSciences Holdings

Dril-Quip, Inc.*†

600

$

27,882

Corp.*†

2,116

$

91,983

Total Energy

__________

1,248,234

AMN Healthcare Services,

Inc.*

5,566

85,828

FINANCIALS 8.2%

Dionex Corp.*

1,025

78,915

Portfolio Recovery

Immucor, Inc.*†

3,521

75,138

Associates, Inc.†

3,338

143,167

Air Methods Corp.*

1,520

73,522

optionsXpress Holdings, Inc.†

5,260

108,934

Pediatrix Medical Group,

Wilshire Bancorp, Inc.

14,250

108,870

Inc.*

1,076

72,522

Infinity Property & Casualty

Sciele Pharma, Inc.*†

3,599

70,181

Corp.†

2,603

108,285

Cooper Cos., Inc.†

2,025

69,721

Zenith National Insurance

Kendle International, Inc.*†

1,530

68,728

Corp.

3,000

107,580

Healthways, Inc.*

1,923

67,959

TradeStation Group, Inc.*†

12,570

107,096

Sunrise Senior Living, Inc.*

2,935

65,392

World Acceptance Corp.*†

2,844

90,581

PharMerica Corp.*

3,890

64,457

Nara Bancorp, Inc.†

6,217

80,759

Idexx Laboratories, Inc.*

1,304

64,235

Philadelphia Consolidated

Molina Healthcare, Inc.*†

2,533

61,856

Holding Corp.*

2,449

78,858

Merit Medical Systems,

PrivateBancorp, Inc.†

1,924

60,548

Inc.*†

3,465

54,851

First Cash Financial Services,

AmSurg Corp.*

2,290

54,227

Inc.*

3,820

39,461

Abaxis, Inc.*†

2,220

51,437

UCBH Holdings, Inc.†

4,110

31,894

Kensey Nash Corp.*

1,698

49,157

Total Financials

__________

1,066,033

SurModics, Inc.*†

1,081

45,272

PharmaNet Development

INDUSTRIALS 7.2%

Group, Inc.*†

1,744

44,001

Landstar System, Inc.†

2,901

151,316

Amedisys, Inc.*†

1,041

40,953

Orbital Sciences Corp.*†

4,100

98,810

American Medical Systems

Ceradyne, Inc.*†

2,889

92,333

Holdings, Inc.*†

2,886

40,952

Knight Transportation, Inc.†

5,528

90,991

ICU Medical, Inc.*†

1,406

40,451

Simpson Manufacturing Co.,

Haemonetics Corp.*†

590

35,152

Inc.†

2,954

80,290

Total Health Care

__________

2,466,918

Forward Air Corp.†

2,100

74,424

Heartland Express, Inc.

4,655

66,380

ENERGY 9.6%

Curtiss-Wright Corp.†

1,555

64,502

Basic Energy Services, Inc.*†

7,945

175,425

Toro Co.†

1,498

62,002

Petroleum Development

AAR Corp.*†

2,190

59,721

Corp.*†

2,248

155,719

Waste Connections, Inc.*†

1,664

51,151

Unit Corp.*

2,709

153,465

Teledyne Technologies,

Hornbeck Offshore Services,

Inc.*†

1,020

47,940

Inc.*

2,861

130,662

Total Industrials

__________

939,860

St. Mary Land & Exploration

Co.†

3,386

130,361

MATERIALS 3.9%

Cabot Oil & Gas Corp.†

1,853

94,206

Headwaters, Inc.*†

10,439

137,690

Helix Energy Solutions

NewMarket Corp.†

1,750

132,038

Group, Inc.*

2,920

91,980

Deltic Timber Corp.

2,090

116,413

Penn Virginia Corp.†

2,022

89,150

Quanex Corp.

1,420

73,471

CARBO Ceramics, Inc.†

1,836

73,624

Brush Engineered Materials,

Superior Well Services,

Inc.*

1,700

43,639

Inc.*†

2,910

63,642

Total Materials

__________

503,251

Oceaneering International,

Inc.*

986

62,118

CONSUMER STAPLES 3.4%

Mannatech, Inc.†

27,493

196,025

2

VARIABLE ANNUITY SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Shares

Value

USANA Health Sciences,

Inc.*†

4,096

$

90,235

Boston Beer Co., Inc. —

Class A*

1,360

64,654

Chattem, Inc.*†

860

57,052

United Natural Foods, Inc.*†

2,180

40,788

Total Consumer Staples

__________

448,754

Total Common Stocks

(Cost $12,295,699)

__________

12,962,234

Face

Amount

REPURCHASE AGREEMENTS

1.1%

Collateralized by U.S. Treasury

Obligations

Lehman Brothers Holdings,

Inc. issued 03/31/08 at 1.15%

due 04/01/08

$

148,492

__________

148,492

Total Repurchase Agreements

(Cost $148,492)

__________

148,492

SECURITIES LENDING COLLATERAL 40.9%

Investment in Securities Lending Short

Term

Investment Portfolio held by

U.S. Bank

5,336,825

__________

5,336,825

Total Securities Lending Collateral

(Cost $5,336,825)

__________

5,336,825

Total Investments 141.4%

(Cost $17,781,016)

$

____________

18,447,551

Liabilities in Excess of Other

Assets – (41.4)%

$

____________

(5,405,085)

Net Assets – 100.0%

$

13,042,466

*

Non-Income Producing Security.

All or a portion of this security is on loan at March

†

31, 2008.

3